EXHIBIT 4.1

FORM OF COMMON STOCK CERTIFICATE

Number BBK ______	______ Shares
ORGANIZED UNDER THE LAWS OF DELAWARE	SEE REVERSE FOR CERTAIN DEFINITIONS
(FORMERLY OF THE UNITED STATES)	CUSIP 108030 10 7

BRIDGE CAPITAL HOLDINGS

(formerly Bridge Bank of Silicon Valley, N.A.)

Santa Clara, California

This Certifies that

is the record holder of

FULLY PAID SHARES OF COMMON STOCK NO PAR VALUE (formerly $2.50 par value), OF

BRIDGE CAPITAL HOLDINGS

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. The rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of shares and upon the holders thereof are set forth in the articles of incorporation of the Corporation, which articles and any and all amendments thereto, are expressly incorporated herein by reference.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
_________________________	Corporate	___________________________
Corporate Secretary	seal	President and Chief Executive Officer

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	– as tenants in common
TEN ENT	– as tenants by the entireties
JT TEN	– as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT		Custodian
	(Cust)		(Minor)
Under Uniform Gifts to Minors Act
(State)

UNIF TRF MIN ACT		Custodian (until age	)
(Cust)
under Uniform Transfers
(Minor)
To Minors Act
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ___________________________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

Shares
of the common stock represented by the within certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
X
X
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCK BROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17A c 15.